DREYFUS GLOBAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that during a period marked by good overseas bond markets, but weak underlying currencies, the Dreyfus Global Bond Fund, Inc. was able to deliver a positive U.S. dollar return for the second half of the year, as well as the entire year. The total return for the fiscal half-year ended November 30, 1997 was 6.06%, outperforming the Salomon Brothers World Government Bond Index (unhedged) by 3.06%. In a strong U.S. dollar environment, we slightly underperformed the same index, fully hedged, by -0.65%. For the full 12 months ended November 30, the Fund provided a total return of 5.42%,* which was 5.70% more than the total return from the Salomon Brothers World Government Bond Index (unhedged) and -3.65% less than the same Index fully hedged.**
ECONOMIC REVIEW
    After a difficult start of the year, global bond markets settled down as earlier negative economic sentiments were eased by improving political and economic conditions within the developed markets. Bond market participants not only saw but began to believe in the benign economic and financial news that appeared. Overall, 1997 turned out to be a favorable environment for global bonds in the markets in which the Fund concentrates. Global inflation was moderate and in most countries, inflation actually declined.
    All markets, except Japan, benefited from the adoption of fiscal constraints intended to help maintain the low inflation environment. Looking forward, the forces of deflation should help the global economy remain intact. This provides a positive global background which should ease some of the concerns surrounding the approaching European Monetary Union. The current and projected economic environment continues to make a strong case for global bonds as part of an investor's total portfolio.
MARKET ENVIRONMENT
    Global bond markets got off to a less than exciting start this year due to concerns over accelerating U.S. economic growth, coupled with fears of rising inflation. During the second half of the year, bond markets not only settled down, but staged a rally. Led by strong rallies in the dollar bond markets of Canada and Australia along with the U.K. and the peripheral European markets of Italy, Spain and Sweden, most markets returned anywhere from 5% to 9.5% over this period in local currency terms.
    At the same time, there were strong rallies in underlying currency markets. The U.S. dollar was one of the best performing currencies and greatly appreciated versus the yen and most European currencies. This dollar strength, if left unchecked, would have essentially reduced, by the amount of its appreciation, the value of our non-U.S. bond returns. With a goal of counteracting this effect and delivering positive gains to our investors in U.S. dollar terms, we aggressively hedged the portfolio back to the U.S. dollar over this period. Subsequently, anywhere from 60% to 97% of the portfolio was hedged back to the U.S. dollar, thus ensuring that the foreign bond gains were not entirely eroded. We believe that 1997 demonstrated the value of global bonds in a total portfolio when balanced against the high volatility experienced in international equity markets.
PORTFOLIO FOCUS
    Over the second half of the year, the portfolio's average duration was decreased and is currently in line with the benchmark duration. Although we maintained our generally positive outlook for interest rates, the fall in adjusted real yields during the third quarter caused us to reduce our holdings in the 3- to 10-year maturity range as we perceived a decrease in value within this portion of the yield curve. Our allocation to securities with maturities of between five to 15 years remained constant as we perceived value in this area of the curve. The proceeds from the reduced position in 3- to 10-year securities were invested in cash securities. This maturity structure and decreasing market duration detracted slightly from the Fund's performance. Currently, we have responded to the model's call for an increase in the overall duration of the portfolio.
    The number of overall markets held in the portfolio during the second half of the year remained in the area of five to six. While there were good opportunities in most bond markets, we began, at the start of the third quarter, to focus the holdings in those markets that were relatively the most attractive as indicated by our value model. The portfolio held substantial positions over the last quarter of the fiscal year in the U.S., Spanish and Australian markets, which were among the best performing markets in U.S. dollar terms over this period. This decision was the largest contributor to the Fund's positive performance during the second half of the year.
    The Fund continued its aggressive hedging policy in an effort to ensure that we captured and delivered to shareholders, in U.S. dollars, gains realized in foreign bond markets. This hedging activity served the Fund very well during the second half of the year as the U.S. dollar appreciated against most other currencies. At the end of November, over 80% of the Fund was hedged back to the U.S. dollar with the intention of protecting the portfolio from adverse currency fluctuations.
    Because of our generally positive view of interest rates worldwide at the beginning of the year, we maintained a longer-than-market maturity and duration profile. This longer-than-market duration detracted from performance, as many markets saw interest rates end the last six months at the same levels or higher than where they began the period. However, we did begin to reduce duration gradually to a level nearer to that of the market, in expectation of an increase in worldwide economic activity. Maturities within each market remain in the 5- to 15-year area, as these sectors of most yield curves look most attractive.
    With the Fund solidly performing between the hedged and unhedged global bond indices, we believe it is well positioned for the immediate future. We will, of course, continue to adjust the Fund's portfolio as economic and market conditions change.
                              Sincerely,

                          (Christine Downton SIGNATURE LOGO)
                              Christine Downton
                              Portfolio Manager
December 18, 1997
New York, N.Y.
*    Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC .-Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Brothers World Government Bond Index is a market-capitalization weighted index consisting of debt issues of 14 government bond markets.
DREYFUS GLOBAL BOND FUND, INC.                               NOVEMBER 30, 1997
(Exhibit A)
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL BOND FUND, INC.
AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

Dollars
$13,748
Dreyfus Global
Bond Fund
$12,691
Salomon Brothers
World Government
Bond Index* (unhedged)
*Source: Lipper Analytical Services, Inc.(Exhibit A)
Average Annual Total Returns

                        One Year Ended                                         From Inception (3/18/94)
                      November 30, 1997                                          to November 30, 1997
                     ____________________                                     __________________________
                            5.42%                                                       8.96%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Global Bond Fund, Inc. on 3/18/94 (Inception Date) to a $10,000 investment made in the Salomon Brothers World Government Bond Index (unhedged) on that date. For comparative purposes, the value of the Index on 3/31/94 is used as the beginning value on 3/18/94. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Salomon Brothers World Government Bond Index is a fixed-income index and is a market-capitalization weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets. The Index measures the total rate-of-return performance for government bond markets with a remaining maturity of at least one year and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                     NOVEMBER 30, 1997
                                                                                                       Principal
Bonds and Notes-73.8%                                                                                    Amount          Value
_______________________________________________________________________________                      ___________      __________
                   Banking-4.0%      International Bank of Reconstruction,
                                        Notes:
                                            63/8%, 2005.........                                     $   360,000      $   366,330
                                            8%, 2007........                                             106,090(a)       111,660
                                                                                                                      ___________
                                                                                                                          477,990
                                                                                                                      ___________

     Foreign/Governmental-30.0%      Australia Government,
                                       Bonds, 71/2%, 2009...................                             431,263(b)       482,669
                                     Finnish Export Credit,
                                       Notes, 6.85%, 2007...................                             291,321(c)       312,624
                                     Government of New Zealand,
                                       Bonds, 7%, 2009......................                             444,096(a)       454,687
                                     New South Wales Treasury Corp.,
                                       Notes, 61/2%, 2006...................                             463,284(b)       470,234
                                     Queensland Treasury,
                                       Global Notes, 61/2%, 2005............                             476,910(b)       486,038
                                     South Australian Finance,
                                       Notes, 71/2%, 2007...................                             408,780(b)       441,458
                                     SpainGovernment,
                                       Deb., 8.20%, 2009....................                             401,822(c)       478,067
                                     Treasury Corp. of Victoria,
                                       Bonds, 71/8%, 2005...................                             473,504(b)       492,739
                                                                                                                      ___________
                                                                                                                        3,618,516
                                                                                                                      ___________

             Supranational-2.7%      European Investment Bank,
                                       Notes, 53/4%, 2008...................                             316,769(c)       319,461
                                                                                                                      ___________

    U.S. Government
                    Agency-3.9%      Federal National Mortgage Association,
                                       Global Notes, 63/8%, 2007............                             471,460(b)       469,692
                                                                                                                      ___________

          U.S. Government-33.2%      U.S. Treasury Bonds,
                                       71/4%, 5/15/2016.....................                           1,667,000        1,875,636
                                     U.S. Treasury Notes:
                                       71/4%, 8/15/2004.....................                           1,721,000        1,849,536
                                       63/8%, 3/31/2001.....................                             270,000          274,346
                                                                                                                      ___________
                                                                                                                        3,999,518
                                                                                                                      ___________

                                     TOTAL BONDS AND NOTES
                                       (cost $8,821,670)....................                                          $ 8,885,177
                                                                                                                      ===========



DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                         NOVEMBER 30, 1997
                                                                                                       Principal
Short-Term Investments-23.7%                                                                             Amount           Value
_______________________________________________________________________________                      ___________      __________
           U.S. Treasury Bills:      4.72%, 12/4/1997.....................                           $   101,000      $   100,933
                                     4.94%, 12/11/1997....................                               112,000          111,812
                                     4.77%, 12/26/1997......................                              41,000           40,849
                                     4.91%, 1/2/1998........................                              91,000           90,576
                                     4.92%, 1/8/1998........................                             703,000          699,035
                                     4.91%, 1/15/1998.......................                             398,000          395,401
                                     5.18%, 1/22/1998.......................                           1,433,000        1,421,909
                                                                                                                      ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,861,457)....................                                          $ 2,860,515
                                                                                                                      ===========
TOTAL INVESTMENTS (cost $11,683,127)........................................                                97.5%     $11,745,692
                                                                                                            ====      ===========

CASH AND RECEIVABLES (NET)..................................................                                 2.5%     $   300,530
                                                                                                             ===      ===========

NET ASSETS..................................................................                               100.0%     $12,046,222
                                                                                                           =====      ===========

Notes to Statement of Investments:
______________________________________________________________________________
(a)Converted to U.S. Dollars from New Zealand Dollars.
(b)Converted to U.S. Dollars from Australian Dollars.
(c)Converted to U.S. Dollars from Spanish Pesetas.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                          NOVEMBER 30, 1997
                                                                                                        Cost            Value
                                                                                                     ___________      __________
ASSETS:                 Investments in securities-See Statement of Investments                       $11,683,127      $11,745,692
                        Cash.......................................                                                        60,508
                        Interest receivable........................                                                       190,644
                        Net unrealized appreciation on forward
                           currency exchange contracts-Note 4(a).......                                                   135,510
                        Receivable for forward currency exchange contracts                                                 40,291
                        Prepaid expenses and other assets..........                                                        22,736
                                                                                                                      ___________
                                                                                                                       12,195,381
                                                                                                                      ___________

LIABILITIES:            Due to The Dreyfus Corporation and affiliates....                                                     113
                        Due to Distributor.........................                                                         2,458
                        Payable for shares of Common Stock redeemed....                                                    21,254
                        Payable for forward currency exchange contracts....                                                92,020
                        Accrued expenses...........................                                                        33,314
                                                                                                                      ___________
                                                                                                                          149,159
                                                                                                                      ___________

NET ASSETS..................................................................                                          $12,046,222
                                                                                                                      ===========

REPRESENTED BY:         Paid-in capital............................                                                   $11,479,329
                        Accumulated undistributed investment income-net.......                                           (99,270)
                        Accumulated net realized gain (loss) on investments
                          and foreign currency transactions...................                                            272,543
                        Accumulated net unrealized appreciation (depreciation)
                          on investments and foreign currency transactions....                                            195,080
                                                                                                                      ___________

NET ASSETS..................................................................                                          $12,046,222
                                                                                                                      ===========

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized).............                                              928,909

NET ASSET VALUE, offering and redemption price per share....................                                               $12.97
                                                                                                                           ======


See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS                           YEAR ENDED NOVEMBER 30, 1997
INVESTMENT INCOME
INCOME                  Interest Income (net of $160 foreign taxes
                            withheld at source)..............                                                           $ 721,269
EXPENSES:               Management fee-Note 3(a).............                                         $   78,283
                        Shareholder servicing costs-Note 3(b).......                                      31,526
                        Registration fees....................                                             30,071
                        Directors' fees and expenses-Note 3(c).......                                     26,078
                        Auditing fees........................                                             24,000
                        Legal fees...........................                                             16,778
                        Organization expenses................                                             13,003
                        Custodian fees.......................                                              8,721
                        Loan commitment fees-Note 2..........                                                107
                        Miscellaneous........................                                              6,043
                                                                                                     ___________
                               Total Expenses.................                                           234,610
                        Less-expense reimbursement from Manager due to
                           undertaking-Note 3(a)............                                             (83,326)
                                                                                                     ___________
                               Net Expenses...................                                           151,284
                                                                                                     ___________
INVESTMENT INCOME-NET.................................................                                                    569,985
                                                                                                                      ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                        Net realized gain (loss) on investments and
                           foreign currency transactions....                                           $ 302,544
                        Net realized gain (loss) on forward currency
                           exchange contracts...............                                             196,630
                                                                                                     ___________
                               Net Realized Gain (Loss).......                                                            499,174
                        Net unrealized appreciation (depreciation) on
                           investments and foreign currency transactions                                                (461,429)
                                                                                                                      ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                                     37,745
                                                                                                                      ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                                $   607,730
                                                                                                                      ===========
See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended        Year Ended
                                                                                             November 30, 1997  November 30, 1996
                                                                                             __________________ _________________
OPERATIONS:
  Investment income-net...............................................                           $   569,985      $   853,759
  Net realized gain (loss) on investments.............................                               499,174          812,517
  Net unrealized appreciation (depreciation) on investments...........                              (461,429)        (391,286)
                                                                                                 ___________      ___________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                               607,730        1,274,990
                                                                                                 ___________      ___________

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                              (755,805)      (1,458,377)
                                                                                                 ___________         ___________

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................                             2,809,403        1,086,523
  Dividends reinvested................................................                               677,809        1,257,808
  Cost of shares redeemed.............................................                            (2,071,927)      (7,861,858)
                                                                                                 ___________      ___________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                             1,415,285       (5,517,527)
                                                                                                 ___________      ___________
      Total Increase (Decrease) in Net Assets.........................                             1,267,210       (5,700,914)

NET ASSETS:
  Beginning of Period.................................................                            10,779,012       16,479,926
                                                                                                 ___________      ___________
  End of Period.......................................................                           $12,046,222      $10,779,012
                                                                                                 ===========      ===========
Undistributed investment income-net...................................                           $    99,270      $    68,157
                                                                                                 ___________      ___________

                                                                                                     Shares             Shares
                                                                                                 ____________      ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                               220,169           86,181
  Shares issued for dividends reinvested..............................                                53,428          100,387
  Shares redeemed.....................................................                              (162,545)        (630,010)
                                                                                                 ____________      ____________
    Net Increase (Decrease) in Shares Outstanding.....................                               111,052         (443,442)
                                                                                                 ============      ============
See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Year Ended November 30,
                                                                                   _____________________________________________

PER SHARE DATA:                                                                     1997         1996        1995      1994(1)
                                                                                   ______      ______      ______      _______
    Net asset value, beginning of period...................                        $13.18      $13.07      $12.04      $12.50
                                                                                   ______      ______      ______      ______
    Investment Operations:
    Investment income-net..................................                           .65(2)      .77(2)      .85         .65
    Net realized and unrealized gain (loss) on investments.                           .02(2)      .55(2)     1.06        (.54)
                                                                                   ______      ______      ______      ______
    Total from Investment Operations.......................                           .67(2)     1.32(2)     1.91         .11
                                                                                   ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net...................                          (.88)      (1.21)       (.88)       (.57)
                                                                                   ______      ______      ______      ______
    Net asset value, end of period.........................                        $12.97      $13.18      $13.07      $12.04
                                                                                   ======      ======      ======      ======
TOTAL INVESTMENT RETURN....................................                          5.42%      10.96%      16.47%       1.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                          1.35%       1.34%        .81%        -
    Ratio of net investment income to average net assets...                          5.10%       5.87%       6.76%       7.83%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                           .75%        .66%       1.12%       2.49%(3)
    Portfolio Turnover Rate................................                        274.83%      81.34%      20.46%       4.16%(4)
    Net Assets, end of period (000's Omitted)..............                        $12,046     $10,779     $16,480     $15,275

(1) From March 18, 1994 (commencement of operations) to November 30, 1994.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Not annualized.
See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to seek total return. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's share s, which are sold to the public without a sales charge.
    As of November 30, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 540,596 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 28, 1997, the Board of Directors declared a cash dividend of $.048 per share from undistributed investment income-net, payable on December 1, 1997 (ex-dividend date), to shareholders of record as of the close of business on November 28, 1997.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    As of November 30, 1997, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed investment income-net and a decrease in accumulated net realized gains on investments and foreign currency transactions of $216,933. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions. Net assets were not affected by these reclassifications.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1996 through November 30, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.35% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $83,326 during the period ended November 30, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1997, the Fund was charged $27,958 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $4,325 pursuant to the transfer agency agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1997 amounted to $25,488,567 and $25,940,346, respectively.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1997:
                                                           Foreign                                         Unrealized
                                                           Currency                                       Appreciation
Forward Currency Exchange Contracts                         Amount         Proceeds           Value     (Depreciation)
____________________________________                    -------------    ___________       __________   _______________
Sales:
------
Australian Dollar, expiring 12/17/97.........             4,280,000       $3,111,997       $2,916,820       $195,177
French Franc, expiring 12/17/97..............             1,320,000          225,197          223,536          1,661
Spanish Peseta, expiring 12/17/97............           167,000,000        1,095,841        1,118,853        (23,012)
Purchases:                                                                   Cost
__________                                                                ___________
British Pound, expiring 12/17/97.............               276,000       $  464,325          465,502          1,177
Japanese Yen, expiring 12/17/97..............            61,300,000          507,407          481,388        (26,019)
New Zealand Dollar, expiring 12/17/97........                23,000           14,796           14,180           (616)
Swedish Krona, expiring 12/17/97.............             2,660,000          357,105          344,247        (12,858)
                                                                                                            ________
    TOTAL....................................                                                               $135,510
                                                                                                            ========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (B) At November 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $198,075, consisting of $414,320 gross unrealized appreciation and $216,245 gross unrealized depreciation.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GLOBAL BOND FUND, INC.

    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
January 13, 1998



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS GLOBAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           098AR9711
Global Bond
Fund, Inc.
Annual Report
November 30, 1997
Registration Mark
[Dreyfus logo]